Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

Q2 SAAS AND PAAS CLOUD REVENUES UP 81%, AND UP 89% IN NON-GAAP CONSTANT CURRENCY

Total Quarterly Cloud Revenue $1.1 Billion — First Quarter Over One Billion Dollar Mark

REDWOOD SHORES, Calif., December 15, 2016 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2017 Q2 results. Total Revenues were $9.0 billion, flat in U.S. dollars and up 1% in constant currency. Non-GAAP Total Revenues were $9.1 billion, up 1% in U.S. dollars and up 2% in constant currency. Cloud software as a service (SaaS) and platform as a service (PaaS) revenues were $878 million, up 81% in U.S. dollars and up 83% in constant currency. Non-GAAP SaaS and PaaS revenues were $912 million, up 87% in U.S. dollars and up 89% in constant currency. Total Cloud Revenues, including infrastructure as a service (IaaS), were $1.1 billion, up 62% in U.S. dollars and up 64% in constant currency. Cloud plus On-Premise Software Revenues were $7.2 billion, up 2% in U.S. dollars and up 3% in constant currency.

Operating Income was $3.0 billion and Operating Margin was 34%. Non-GAAP Operating Income was $3.8 billion and non-GAAP Operating Margin was 42%. Net Income was $2.0 billion while non-GAAP Net Income was $2.6 billion. Earnings Per Share was $0.48, while non-GAAP Earnings Per Share was $0.61. Without the impact of the U.S. dollar strengthening compared to foreign currencies and an unforeseen Egyptian currency exchange loss, Oracle’s reported GAAP and non-GAAP Earnings Per Share would have been 2 cents higher.

Short-term deferred revenues were $7.4 billion, up 6% in U.S. dollars and up 8% in constant currency compared with a year ago. Operating cash flow on a trailing twelve-month basis was $14.2 billion, up 9% from the prior year.

“For four consecutive quarters our Cloud SaaS & PaaS revenue growth rate has increased,” said Oracle CEO, Safra Catz. “As we get bigger in the cloud, we grow faster in the cloud. Our non-GAAP constant currency SaaS and PaaS growth rate is now up to 89%. This growth rate acceleration has driven our quarterly cloud revenue over the $1 billion mark. When salesforce.com crossed the billion dollar milestone their SaaS and PaaS subscription growth rate had slowed down to 36%, even after you include all their acquisitions.”

“Oracle has now passed salesforce.com and become number one in SaaS cloud applications sales to customers with over 1,000 employees according to the latest IDC report,” said Oracle CEO, Mark Hurd. “In other words, this year we are selling more enterprise SaaS than any cloud services provider in the world. We expect to book over $2 billion in new annually recurring cloud business this year alone. And, with the acquisition of NetSuite, we plan on being the #1 cloud applications service provider for companies with less than 1,000 employees as well.”

“Our Database as a Service cloud revenue was $100 million for the quarter, driving growth in our overall database business,” said Larry Ellison, Oracle Chairman and CTO. “We expect our Database as a Service and IaaS businesses will grow even faster than our skyrocketing SaaS business. A lot of people were taken by surprise when IDC ranked Oracle #1 in Enterprise SaaS, surpassing salesforce.com and overcoming their fifteen year head-start. Stay tuned. More surprises coming. I think we’re going to do even better with IaaS and the Oracle database in the cloud.”

The Board of Directors also declared a quarterly cash dividend of $0.15 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on January 5, 2017, with a payment date of January 26, 2017.

Q2 Fiscal 2017 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q2 results and Fiscal 2017 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Passcode: 34339280.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our expectations of future revenue growth and bookings in our cloud business overall, and specifically our IaaS and Database as a Service businesses, and our expectations regarding the positive effects of the acquisition of NetSuite on our business are all “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Our cloud computing strategy, including our Oracle Cloud SaaS, PaaS, IaaS and data as a service offerings, may not be successful. (2) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (3) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (4) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Economic, geopolitical and market conditions, including the continued slow economic recovery in the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our U.S. Securities and Exchange Commission (SEC) filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of December 15, 2016. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase		% Increase (Decrease)
	2016	% of Revenues		2015	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$878	10%		$484	5%		81%		83%
Cloud infrastructure as a service	175	2%		165	2%		6%		9%

Total cloud revenues	1,053	12%		649	7%		62%		64%

New software licenses	1,347	15%		1,677	19%		(20%	)	(19%	)
Software license updates and product support	4,777	53%		4,683	52%		2%		3%

Total on-premise software revenues	6,124	68%		6,360	71%		(4%	)	(3%	)

Total cloud and on-premise software revenues	7,177	80%		7,009	78%		2%		3%

Hardware products	497	5%		573	6%		(13%	)	(12%	)
Hardware support	517	6%		550	6%		(6%	)	(5%	)

Total hardware revenues	1,014	11%		1,123	12%		(10%	)	(9%	)

Total services revenues	844	9%		861	10%		(2%	)	0%

Total revenues	9,035	100%		8,993	100%		0%		1%

OPERATING EXPENSES
Sales and marketing	1,960	21%		1,945	22%		1%		2%
Cloud software as a service and platform as a service	361	4%		280	3%		29%		31%
Cloud infrastructure as a service	111	1%		91	1%		22%		24%
Software license updates and product support	242	3%		293	3%		(17%	)	(16%	)
Hardware products	242	3%		325	3%		(25%	)	(24%	)
Hardware support	144	2%		174	2%		(18%	)	(17%	)
Services	697	8%		690	8%		1%		3%
Research and development	1,510	17%		1,444	16%		5%		5%
General and administrative	303	3%		285	3%		6%		8%
Amortization of intangible assets	302	3%		423	5%		(29%	)	(29%	)
Acquisition related and other	40	0%		(7)	0%		713%		707%
Restructuring	86	1%		95	1%		(10%	)	(5%	)

Total operating expenses	5,998	66%		6,038	67%		(1%	)	0%

OPERATING INCOME	3,037	34%		2,955	33%		3%		3%
Interest expense	(451)	(5%	)	(371)	(4%	)	22%		22%
Non-operating income, net	99	1%		84	1%		17%		2%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,685	30%		2,668	30%		1%		1%

Provision for income taxes	653	7%		471	6%		39%		39%

NET INCOME	$2,032	23%		$2,197	24%		(8%	)	(7%	)

EARNINGS PER SHARE:
Basic	$0.50			$0.52
Diluted	$0.48			$0.51
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,104			4,239
Diluted	4,195			4,316

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended November 30, 2016 compared with the corresponding prior year period decreased our revenues by 1 percentage point and operating expenses by 1 percentage point.

ORACLE CORPORATION

Q2 FISCAL 2017 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2016 GAAP	Adj.	2016 Non-GAAP	2015 GAAP	Adj.	2015 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$9,035	$35	$9,070	$8,993	$3	$8,996	0%	1%	1%	2%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$7,177	$35	$7,212	$7,009	$3	$7,012	2%	3%	3%	4%
Cloud software as a service and platform as a service	878	34	912	484	3	487	81%	87%	83%	89%
Cloud infrastructure as a service	175	—	175	165	—	165	6%	6%	9%	9%
New software licenses	1,347	—	1,347	1,677	—	1,677	(20%)	(20%)	(19%)	(19%)
Software license updates and product support	4,777	1	4,778	4,683	—	4,683	2%	2%	3%	3%
TOTAL OPERATING EXPENSES	$5,998	$(735)	$5,263	$6,038	$(765)	$5,273	(1%)	0%	0%	1%
Sales and marketing (3)	1,960	(59)	1,901	1,945	(55)	1,890	1%	1%	2%	1%
Cloud software as a service and platform as a service (4)	361	(6)	355	280	(4)	276	29%	29%	31%	31%
Stock-based compensation (4)	242	(242)	—	195	(195)	—	24%	*	24%	*
Amortization of intangible assets (5)	302	(302)	—	423	(423)	—	(29%)	*	(29%)	*
Acquisition related and other	40	(40)	—	(7)	7	—	713%	*	707%	*
Restructuring	86	(86)	—	95	(95)	—	(10%)	*	(5%)	*
CLOUD SOFTWARE AS A SERVICE AND PLATFORM AS A SERVICE MARGIN %	59%		61%	42%		43%	1,664 bp.	1,762 bp.	1,650 bp.	1,746 bp.
OPERATING INCOME	$3,037	$770	$3,807	$2,955	$768	$3,723	3%	2%	3%	3%
OPERATING MARGIN %	34%		42%	33%		41%	76 bp.	58 bp.	68 bp.	48 bp.
INCOME TAX EFFECTS (6)	$653	$228	$881	$471	$230	$701	39%	26%	39%	26%
NET INCOME	$2,032	$542	$2,574	$2,197	$538	$2,735	(8%)	(6%)	(7%)	(6%)
DILUTED EARNINGS PER SHARE	$0.48		$0.61	$0.51		$0.63	(5%)	(3%)	(4%)	(3%)
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,195	—	4,195	4,316	—	4,316	(3%)	(3%)	(3%)	(3%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Three Months Ended
	November 30,
	2016	2015
Stock-based compensation (4)	$(68)	$(55)
Acquired deferred sales commissions amortization	9	—

Total non-GAAP sales and marketing adjustments	$(59)	$(55)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended			Three Months Ended
	November 30, 2016			November 30, 2015
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Cloud infrastructure as a service	$1	$(1)	$—	$1	$(1)	$—
Software license updates and product support	6	(6)	—	6	(6)	—
Hardware products	2	(2)	—	2	(2)	—
Hardware support	1	(1)	—	1	(1)	—
Services	9	(9)	—	7	(7)	—
Research and development	188	(188)	—	151	(151)	—
General and administrative	35	(35)	—	27	(27)	—

Subtotal	242	(242)	—	195	(195)	—

Sales and marketing	68	(68)	—	55	(55)	—
Cloud software as a service and platform as a service	6	(6)	—	4	(4)	—
Acquisition related and other	11	(11)	—	—	—	—

Total stock-based compensation	$327	$(327)	$—	$254	$(254)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of November 30, 2016 was as follows:

Remainder of fiscal 2017	$723
Fiscal 2018	1,331
Fiscal 2019	1,222
Fiscal 2020	1,035
Fiscal 2021	861
Fiscal 2022	758
Thereafter	2,038

Total intangible assets, net	$7,968

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 24.3% and 17.6% in the second quarter of fiscal 2017 and 2016, respectively, and an effective non-GAAP tax rate of 25.5% and 20.4% in the second quarter of fiscal 2017 and 2016, respectively. The difference between our GAAP and non-GAAP tax rate in the second quarter of fiscal 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rate in the second quarter of fiscal 2016 was primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2017 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase		% Increase (Decrease)
	2016	% of Revenues		2015	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$1,675	9%		$934	5%		79%		81%
Cloud infrastructure as a service	346	2%		325	2%		7%		9%

Total cloud revenues	2,021	11%		1,259	7%		61%		63%

New software licenses	2,377	13%		2,829	16%		(16%	)	(15%	)
Software license updates and product support	9,570	55%		9,379	54%		2%		3%

Total on-premise software revenues	11,947	68%		12,208	70%		(2%	)	(1%	)

Total cloud and on-premise software revenues	13,968	79%		13,467	77%		4%		5%

Hardware products	959	6%		1,142	7%		(16%	)	(15%	)
Hardware support	1,051	6%		1,108	6%		(5%	)	(4%	)

Total hardware revenues	2,010	12%		2,250	13%		(11%	)	(10%	)

Total services revenues	1,652	9%		1,724	10%		(4%	)	(3%	)

Total revenues	17,630	100%		17,441	100%		1%		2%

OPERATING EXPENSES
Sales and marketing	3,879	22%		3,675	21%		6%		7%
Cloud software as a service and platform as a service	680	4%		555	3%		22%		24%
Cloud infrastructure as a service	208	1%		180	1%		16%		17%
Software license updates and product support	516	3%		584	4%		(12%	)	(10%	)
Hardware products	484	3%		628	4%		(23%	)	(22%	)
Hardware support	292	2%		355	2%		(18%	)	(17%	)
Services	1,393	8%		1,401	8%		(1%	)	1%
Research and development	3,030	17%		2,834	16%		7%		8%
General and administrative	618	4%		542	3%		14%		16%
Amortization of intangible assets	613	3%		875	5%		(30%	)	(30%	)
Acquisition related and other	54	0%		25	0%		121%		130%
Restructuring	185	1%		178	1%		4%		8%

Total operating expenses	11,952	68%		11,832	68%		1%		2%

OPERATING INCOME	5,678	32%		5,609	32%		1%		2%
Interest expense	(867)	(5%	)	(745)	(4%	)	16%		16%
Non-operating income, net	247	2%		114	1%		118%		114%

INCOME BEFORE PROVISION FOR INCOME TAXES	5,058	29%		4,978	29%		2%		2%

Provision for income taxes	1,194	7%		1,033	6%		16%		15%

NET INCOME	$3,864	22%		$3,945	23%		(2%	)	(1%	)

EARNINGS PER SHARE:
Basic	$0.94			$0.92
Diluted	$0.92			$0.90
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,112			4,278
Diluted	4,208			4,364

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the six months ended November 30, 2016 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

Q2 FISCAL 2017 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2016 GAAP	Adj.	2016 Non-GAAP	2015 GAAP	Adj.	2015 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$17,630	$53	$17,683	$17,441	$6	$17,447	1%		1%		2%		2%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$13,968	$53	$14,021	$13,467	$5	$13,472	4%		4%		5%		5%
Cloud software as a service and platform as a service	1,675	52	1,727	934	4	938	79%		84%		81%		86%
Cloud infrastructure as a service	346	—	346	325	—	325	7%		7%		9%		9%
New software licenses	2,377	—	2,377	2,829	—	2,829	(16%	)	(16%	)	(15%	)	(15%	)
Software license updates and product support	9,570	1	9,571	9,379	1	9,380	2%		2%		3%		3%
TOTAL HARDWARE REVENUES	$2,010	$—	$2,010	$2,250	$1	$2,251	(11%	)	(11%	)	(10%	)	(10%	)
Hardware products	959	—	959	1,142	—	1,142	(16%	)	(16%	)	(15%	)	(15%	)
Hardware support	1,051	—	1,051	1,108	1	1,109	(5%	)	(5%	)	(4%	)	(4%	)

TOTAL OPERATING EXPENSES	$11,952	$(1,478)	$10,474	$11,832	$(1,582)	$10,250	1%		2%		2%		3%
Sales and marketing (3)	3,879	(124)	3,755	3,675	(107)	3,568	6%		5%		7%		6%
Stock-based compensation (4)	502	(502)	—	397	(397)	—	26%		*		26%		*
Amortization of intangible assets (5)	613	(613)	—	875	(875)	—	(30%	)	*		(30%	)	*
Acquisition related and other	54	(54)	—	25	(25)	—	121%		*		130%		*
Restructuring	185	(185)	—	178	(178)	—	4%		*		8%		*
OPERATING INCOME	$5,678	$1,531	$7,209	$5,609	$1,588	$7,197	1%		0%		2%		1%
OPERATING MARGIN %	32%		41%	32%		41%	5 bp.		(48) bp.		(6) bp.		(63) bp.
INCOME TAX EFFECTS (6)	$1,194	$486	$1,680	$1,033	$451	$1,484	16%		13%		15%		14%
NET INCOME	$3,864	$1,045	$4,909	$3,945	$1,137	$5,082	(2%	)	(3%	)	(1%	)	(3%	)
DILUTED EARNINGS PER SHARE	$0.92		$1.17	$0.90		$1.16	2%		0%		2%		1%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,208	—	4,208	4,364	—	4,364	(4%	)	(4%	)	(4%	)	(4%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Six Months Ended November 30,
	2016	2015
Stock-based compensation (4)	$(133)	$(107)
Acquired deferred sales commissions amortization	9	—

Total non-GAAP sales and marketing adjustments	$(124)	$(107)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Six Months Ended November 30, 2016			Six Months Ended November 30, 2015
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Cloud software as a service and platform as a service	$11	$(11)	$—	$8	$(8)	$—
Cloud infrastructure as a service	2	(2)	—	2	(2)	—
Software license updates and product support	12	(12)	—	12	(12)	—
Hardware products	4	(4)	—	3	(3)	—
Hardware support	2	(2)	—	3	(3)	—
Services	17	(17)	—	14	(14)	—
Research and development	382	(382)	—	298	(298)	—
General and administrative	72	(72)	—	57	(57)	—

Subtotal	502	(502)	—	397	(397)	—

Sales and marketing	133	(133)	—	107	(107)	—
Acquisition related and other	11	(11)	—	3	(3)	—

Total stock-based compensation	$646	$(646)	$—	$507	$(507)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of November 30, 2016 was as follows:

Remainder of fiscal 2017	$723
Fiscal 2018	1,331
Fiscal 2019	1,222
Fiscal 2020	1,035
Fiscal 2021	861
Fiscal 2022	758
Thereafter	2,038

Total intangible assets, net	$7,968

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 23.6% and 20.8% in the first half of fiscal 2017 and 2016, respectively, and an effective non-GAAP tax rate of 25.5% and 22.6% in the first half of fiscal 2017 and 2016, respectively. The difference between our GAAP and non-GAAP tax rate in the first half of fiscal 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rate in the first half of fiscal 2016 was primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30, 2016	May 31, 2016
ASSETS

Current Assets:
Cash and cash equivalents	$18,592	$20,152
Marketable securities	39,614	35,973
Trade receivables, net	3,690	5,385
Inventories	327	212
Prepaid expenses and other current assets	2,511	2,591

Total Current Assets	64,734	64,313
Non-Current Assets:
Property, plant and equipment, net	4,882	4,000
Intangible assets, net	7,968	4,943
Goodwill, net	42,083	34,590
Deferred tax assets	895	1,291
Other assets	3,038	3,043

Total Non-Current Assets	58,866	47,867

TOTAL ASSETS	$123,600	$112,180

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and other borrowings, current	$3,838	$3,750
Accounts payable	615	504
Accrued compensation and related benefits	1,486	1,966
Deferred revenues	7,411	7,655
Other current liabilities	2,997	3,333

Total Current Liabilities	16,347	17,208
Non-Current Liabilities:
Notes payable and other borrowings, non-current	50,489	40,105
Income taxes payable	5,099	4,908
Other non-current liabilities	2,820	2,169

Total Non-Current Liabilities	58,408	47,182
Equity	48,845	47,790

TOTAL LIABILITIES AND EQUITY	$123,600	$112,180

ORACLE CORPORATION

Q2 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2016	2015
Cash Flows From Operating Activities:
Net income	$3,864	$3,945
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	463	429
Amortization of intangible assets	613	875
Deferred income taxes	103	(83)
Stock-based compensation	646	507
Tax benefits on the vesting of restricted stock-based awards and exercise of stock options	249	147
Other, net	85	77
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,680	1,614
(Increase) decrease in inventories	(116)	61
Decrease in prepaid expenses and other assets	321	139
Decrease in accounts payable and other liabilities	(499)	(960)
Decrease in income taxes payable	(240)	(367)
(Decrease) increase in deferred revenues	(208)	13

Net cash provided by operating activities	6,961	6,397

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(10,090)	(17,638)
Proceeds from maturities and sales of marketable securities and other investments	6,080	15,088
Acquisitions, net of cash acquired	(9,854)	(147)
Capital expenditures	(1,056)	(641)

Net cash used for investing activities	(14,920)	(3,338)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(2,569)	(6,258)
Proceeds from issuances of common stock	746	640
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(188)	(77)
Payments of dividends to stockholders	(1,232)	(1,286)
Proceeds from borrowings, net of issuance costs	13,932	—
Repayments of borrowings	(3,750)	—
Distributions to noncontrolling interests	(200)	(85)

Net cash provided by (used for) financing activities	6,739	(7,066)

Effect of exchange rate changes on cash and cash equivalents	(340)	(298)

Net decrease in cash and cash equivalents	(1,560)	(4,305)

Cash and cash equivalents at beginning of period	20,152	21,716

Cash and cash equivalents at end of period	$18,592	$17,411

ORACLE CORPORATION

Q2 FISCAL 2017 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2016								Fiscal 2017
	Q1		Q2		Q3		Q4		Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$13,682		$13,113		$14,252		$13,685		$13,679	$14,249

Capital Expenditures	(1,636)		(1,606)		(1,606)		(1,189)		(1,042)	(1,604)

Free Cash Flow	$12,046		$11,507		$12,646		$12,496		$12,637	$12,645

% Growth over prior year	(20%	)	(22%	)	(8%	)	(5%	)	5%	10%
GAAP Net Income	$9,501		$9,198		$8,844		$8,901		$8,986	$8,820

Free Cash Flow as a % of Net Income	127%		125%		143%		140%		141%	143%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

Q2 FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
REVENUES
Cloud software as a service and platform as a service	$451		$484		$583		$690		$2,207		$798		$878				$1,675
Cloud infrastructure as a service	160		165		152		169		646		171		175				346

Total cloud revenues	611		649		735		859		2,853		969		1,053				2,021
New software licenses	1,151		1,677		1,680		2,766		7,276		1,030		1,347				2,377
Software license updates and product support	4,696		4,683		4,669		4,814		18,861		4,792		4,777				9,570

Total on-premise software revenues	5,847		6,360		6,349		7,580		26,137		5,822		6,124				11,947

Total cloud and on-premise software revenues	6,458		7,009		7,084		8,439		28,990		6,791		7,177				13,968
Hardware products	570		573		604		725		2,471		462		497				959
Hardware support	558		550		531		558		2,197		534		517				1,051

Total hardware revenues	1,128		1,123		1,135		1,283		4,668		996		1,014				2,010
Total services revenues	862		861		793		872		3,389		808		844				1,652

Total revenues	$8,448		$8,993		$9,012		$10,594		$37,047		$8,595		$9,035				$17,630

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service and platform as a service	34%		34%		57%		66%		49%		77%		81%				79%
Cloud infrastructure as a service	16%		7%		(2%	)	5%		6%		7%		6%				7%
Total cloud revenues	29%		26%		40%		49%		36%		59%		62%				61%
New software licenses	(16%	)	(18%	)	(15%	)	(12%	)	(15%	)	(11%	)	(20%	)			(16%	)
Software license updates and product support	(1%	)	(2%	)	0%		3%		0%		2%		2%				2%
Total on-premise software revenues	(4%	)	(7%	)	(4%	)	(3%	)	(5%	)	0%		(4%	)			(2%	)
Total cloud and on-premise software revenues	(2%	)	(4%	)	(1%	)	0%		(2%	)	5%		2%				4%
Hardware products	(1%	)	(20%	)	(15%	)	(11%	)	(13%	)	(19%	)	(13%	)			(16%	)
Hardware support	(5%	)	(11%	)	(10%	)	(5%	)	(8%	)	(4%	)	(6%	)			(5%	)
Total hardware revenues	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)	(12%	)	(10%	)			(11%	)
Total services revenues	1%		(8%	)	(7%	)	(3%	)	(4%	)	(6%	)	(2%	)			(4%	)
Total revenues	(2%	)	(6%	)	(3%	)	(1%	)	(3%	)	2%		0%				1%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service and platform as a service	38%		39%		61%		68%		52%		79%		83%				81%
Cloud infrastructure as a service	23%		11%		2%		8%		11%		10%		9%				9%
Total cloud revenues	34%		31%		44%		51%		40%		61%		64%				63%
New software licenses	(9%	)	(12%	)	(11%	)	(10%	)	(11%	)	(10%	)	(19%	)			(15%	)
Software license updates and product support	8%		5%		5%		4%		5%		3%		3%				3%
Total on-premise software revenues	4%		0%		0%		(2%	)	0%		1%		(3%	)			(1%	)
Total cloud and on-premise software revenues	6%		2%		3%		2%		3%		6%		3%				5%
Hardware products	9%		(14%	)	(10%	)	(10%	)	(7%	)	(18%	)	(12%	)			(15%	)
Hardware support	4%		(5%	)	(5%	)	(4%	)	(3%	)	(3%	)	(5%	)			(4%	)
Total hardware revenues	6%		(10%	)	(8%	)	(7%	)	(5%	)	(11%	)	(9%	)			(10%	)
Total services revenues	10%		0%		(2%	)	(1%	)	2%		(5%	)	0%				(3%	)
Total revenues	7%		0%		1%		0%		2%		3%		1%				2%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,716		$4,960		$4,942		$5,847		$20,466		$4,817		$4,935				$9,752
Europe, Middle East & Africa	2,456		2,645		2,661		3,120		10,881		2,413		2,558				4,971
Asia Pacific	1,276		1,388		1,409		1,627		5,700		1,365		1,542				2,907

Total revenues	$8,448		$8,993		$9,012		$10,594		$37,047		$8,595		$9,035				$17,630

HEADCOUNT
GEOGRAPHIC AREA
Americas	59,901		59,999		60,437		60,329				61,221		63,251
Europe, Middle East & Africa	27,030		27,541		27,275		27,061				26,895		27,922
Asia Pacific	48,139		48,620		48,694		48,872				49,234		50,509

Total company	135,070		136,160		136,406		136,262				137,350		141,682

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,684		$3,927		$3,964		$4,771		$16,346		$3,876		$4,000				$7,877

Total hardware revenues	$589		$595		$571		$650		$2,404		$526		$510				$1,036

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	2%		(3%	)	(1%	)	(3%	)	(2%	)	5%		2%				3%
Total hardware revenues	1%		(17%	)	(17%	)	(14%	)	(12%	)	(11%	)	(14%	)			(12%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		0%		1%		(2%	)	1%		6%		2%				4%
Total hardware revenues	6%		(14%	)	(13%	)	(11%	)	(9%	)	(10%	)	(14%	)			(12%	)

EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,873		$2,066		$2,069		$2,462		$8,471		$1,903		$2,008				$3,911

Total hardware revenues	$330		$316		$349		$382		$1,377		$275		$294				$569

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(6%	)	(8%	)	(5%	)	4%		(3%	)	2%		(3%	)			(1%	)
Total hardware revenues	(2%	)	(17%	)	(8%	)	(10%	)	(9%	)	(17%	)	(7%	)			(12%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		3%		2%		5%		4%		7%		2%				4%
Total hardware revenues	14%		(6%	)	(1%	)	(8%	)	(1%	)	(13%	)	(2%	)			(8%	)

ASIA PACIFIC
Total cloud and on-premise software revenues	$901		$1,016		$1,051		$1,206		$4,173		$1,012		$1,169				$2,180

Total hardware revenues	$209		$212		$215		$251		$887		$195		$210				$405

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(7%	)	(3%	)	7%		9%		2%		12%		15%				14%
Total hardware revenues	(14%	)	(11%	)	(8%	)	8%		(7%	)	(7%	)	(1%	)			(4%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		6%		13%		11%		9%		8%		11%				9%
Total hardware revenues	(3%	)	(3%	)	(3%	)	9%		0%		(9%	)	(3%	)			(6%	)

TOTAL COMPANY
Total cloud and on-premise software revenues	$6,458		$7,009		$7,084		$8,439		$28,990		$6,791		$7,177				$13,968

Total hardware revenues	$1,128		$1,123		$1,135		$1,283		$4,668		$996		$1,014				$2,010

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(2%	)	(4%	)	(1%	)	0%		(2%	)	5%		2%				4%
Total hardware revenues	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)	(12%	)	(10%	)			(11%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		2%		3%		2%		3%		6%		3%				5%
Total hardware revenues	6%		(10%	)	(8%	)	(7%	)	(5%	)	(11%	)	(9%	)			(10%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q2 FISCAL 2017 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service and platform as a service, software license updates and product support and hardware support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software as a service and platform as a service contracts, software license updates and product support contracts and hardware support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service and platform as a service revenues, software license updates and product support revenues and hardware support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software as a service and platform as a service and hardware support contracts; however, we cannot be certain that our customers will renew our cloud software as a service and platform as a service contracts, software license updates and product support contracts or our hardware support contracts.

•	Deferred sales commissions amortization: Certain acquired companies capitalized sales commissions associated with subscription agreements and amortized these amounts over the related contractual terms. Business combination accounting rules generally require us to eliminate these capitalized sales commissions balances as of the acquisition date and our post-combination GAAP sales and marketing expenses generally do not reflect the amortization of these deferred sales commissions balances. The non-GAAP adjustment to increase our sales and marketing expenses is intended to include, and thus reflect, the full amount of amortization related to such balances as though the acquired companies operated independently in the periods presented. We believe this adjustment to sales and marketing expenses is useful to investors as a measure of the ongoing performance of our business. We are including this non-GAAP adjustment commencing in the second fiscal quarter of fiscal 2017 as a result of our acquisition of NetSuite. Such adjustment was not material in prior periods.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.